Exhibit 10.1

SECOND AMENDMENT

TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (the “Amendment”) is entered into as of October 27, 2016 by and among HERITAGE BANK OF COMMERCE (“Bank”), TELKONET, INC. and ETHOSTREAM LLC (“Borrowers,” and each, a "Borrower").

RECITALS

A.               Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of September 30, 2015, as amended by the First Amendment, dated as of February 17, 2016 (as the same may from time to time be further amended, modified, supplemented or restated, the " Agreement").

B.               Borrowers have asked to amend the Agreement to modify certain terms. Bank is willing to do so, on the terms and conditions and in reliance upon the representations and warranties set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1.         Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

2.         Amendments to Agreement.

2.1 Section 2.4 is amended and restated to read as follows:

2.4       Crediting Payments. Any wire transfer of funds, check, or other item of payment received by Bank shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payme nt on account unless such payment is of immediately available federal funds or unles s and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein , any wire transfer or payment received by Bank after 12:00 noon Pacific Time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest , as the case may be, shall accrue and be payable for the period of such extension.

2.2 Section 6.9(b) is amended and restated to read as follows:

(b) 2016 EBITDA. Borrowers shall achieve a year-to-date EBITDA of at least the levels set forth below for the fiscal quarter periods indicated:

Fiscal Quarter Ending	Minimum Required YTD EBITDA
September 30, 2016	$(1,013,000)
December 31, 2016	$(1,337,000)

3.                The Agreement , as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrowers ratify and reaffirm the continuing effectiveness of all agreements entered into in connection with the Agreement.

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4.                Borrowers represent and warrant that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment , and that no Event of Default has occurred and is continuing.

5.                This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

6.                As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)             this Amendment, duly executed by Borrowers;

(b)            payment of a modification fee of $1,500 and all Bank Expenses incurred through the date of this Amendment; and

(c)             such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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IN WITNESS WHEREOF , the undersigned have executed this Amendment as of the first date above written.

“Borrowers”

TELKONET, INC.

By: /s/ Jason Tienor

Name: Jason Tienor

Title: CEO

ETHOSTREAM LLC

By: /s/ Jason Tienor

Its: CEO

By: /s/ Jason Tienor

Name: Jason Tienor

Title: CEO

“Bank”

HERITAGE BANK OF COMMERCE

By: /s/ Mike Hanson

Name: Mike Hanson

Title: Sup & Manager

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